[JOHN HANCOCK LOGO]                                     FOR USE IN NEW YORK ONLY

                                   Address: P.O. Box 111, Boston, MA 02117-0111
          Overnight mailing address: 380 Stuart St., 3rd Floor, Boston, MA 02116
                                     Phone: 800-551-2078 www.JHRollover.com/GIFL
                                                      www.JHRollover.com/Select
                                                       Home Office: Valhalla, NY

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                Application for GIFL Rollover VA
                or GIFL Select Rollover VA

                Flexible Payment or Single
                Payment Deferred Variable Annuity
                Certificate Application

APP.VEN.200.10-CERT-NY                                              0710:1302220

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1.   State of Application

     This application was completed and signed in the state of [ ][ ]

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2.   Product Election

     I elect to roll over the Market Value and Vested Benefit Base of my 401(k) Plan to the corresponding Certificate as checked below.

     John Hancock Group Variable Annuity Certificate:
     [ ] GIFL Rollover Variable Annuity (Flexible Premium)
     [ ] GIFL Select Rollover Variable Annuity (Single Premium)

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3.   IRA Type (Please check one)

     [ ] Traditional IRA [ ] Roth IRA

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4.   Owner [ ] Male [ ] Female [ ] Trust/Entity



-----------------------------------------------------------------    ---------  ------  -------  -----------------------------------
Owner's Name (First, Middle, Last or Name of Trust/Entity)           Date of Birth (mm dd yyyy)  Social Security/Tax Identification
                                                                                                 Number

-----------------------------------------------------------------    ---------------------------------------------------------------
Mailing Address                                                      Client Brokerage Account Number


-----------------------------------------------------------------    ---------------------------------------------------------------
City, State, Zip                                                     Email Address

-----------------------------------------------------------------
Residential Address (Required if different from mailing or
address is PO Box)


--------------------------------------------------------------------------------

5.   ANNUITANT (if Owner is a Trust/Entity) [ ] Male [ ] Female  CO ANNUITANT [ ] Male [ ] Female

-------------------------------------------------------------------    (Complete only if the Joint Lifetime Income Benefit is
Annuitant's Name (First, Middle, Last or Name of Trust/Entity)         elected. You may not add a Co-Annuitant if you elected
                                                                       the single life option prior to rollover, or if you elected
-------------------------------------------------------------------    spousal continuation and your spouse is not alive at the
Mailing Address                                                        time of the rollover. Only the spouse of the Annuitant
                                                                       may be named as a Co-Annuitant.)
-------------------------------------------------------------------
City, State, Zip

                                                                       -------------------------------------------------------------
                                                                       Co-Annuitant's Name (First, Middle, Last or Name of
                                                                       Trust/Entity)

-------------------------------------------------------------------
Residential Address (Required if different from mailing or address is PO Box)

                                                                       -------------------------------------------------------------
                                                                       Mailing Address

--------   -----   ------     -------------------------------------
Date of Birth (mm dd yyyy)    Social Security/Tax Identification
                              Number

                                                                       -------------------------------------------------------------
                                                                       City, State, Zip

                                                                       -------------------------------------------------------------
                                                                       Residential Address (Required if different from mailing or address is PO Box)

                                                                       ------  -------  --------   ---------------------------------
                                                                       Date of Birth (mm dd yyyy)  Social Security/Tax
                                                                                                   Identification Number

6. BENEFICIARY/IES (Total of proceeds to primary Beneficiary/ies must equal 100% and total % of proceeds to Contingent Beneficiary/ies must equal 100%.)

     Contingent Beneficiary/ies receive proceeds only if primary Beneficiary/ies pre-decease the Owner. If you wish to restrict the death payment options for your Beneficiary/ies, please complete the separate Restricted Beneficiary Form. If you have additional Beneficiary/ies, please use the Remarks Section 9 to continue.



Beneficiary #1: [x] Primary                                Beneficiary #2: [ ] Primary  [ ] Contingent

-----% of proceeds [ ] Male [ ] Female [ ] Trust/Entity  -----% of proceeds [ ] Male [ ] Female [ ] Trust/Entity

-------------------------------------------------------  ---------------------------------------------------------------------------
Primary Beneficiary's Name   (First, Middle, Last or     Beneficiary's Name (First, Middle, Last or Name of Trust/Entity)
Name of Trust/Entity)

------------------------------------------------------   ---------------------------------------------------------------------------
Relationship to Owner                                    Relationship to Owner

------ ----- ---------       -------------------------   ------ ----- ---------       -------------------------
Date of Birth (mm dd yyyy)   Social Security/Tax         Date of Birth (mm dd yyyy)   Social Security/Tax Identification Number
                             Identification Number


Beneficiary #3: [ ] Primary  [ ] Contingent             Beneficiary #4: [ ] Primary  [ ] Contingent

-----% of proceeds [ ] Male [ ] Female [ ] Trust/Entity  -----% of proceeds [ ] Male [ ] Female [ ] Trust/Entity

-------------------------------------------------------  ---------------------------------------------------------------------------
Beneficiary's Name           (First, Middle, Last or     Beneficiary's Name (First, Middle, Last or Name of Trust/Entity)
Name of Trust/Entity)

------------------------------------------------------   ---------------------------------------------------------------------------
Relationship to Owner                                    Relationship to Owner

-------------  ----------    ---------------------       ------------   ----------    ----------------------------------------------
Date of Birth (mm dd yyyy)   Social Security/Tax         Date of Birth (mm dd yyyy)   Social Security/Tax Identification Number
                             Identification Number


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7.   INITIAL INVESTMENT ALLOCATIONS

     Use this section for allocation of your initial/single Payment.

------% MFC GIM1 LIFESTYLE GROWTH       ------% MFC GIM1 LIFESTYLE BALANCED
------% MFC GIM1 LIFESTYLE MODERATE     ------% MFC GIM1  LIFESTYLE CONSERVATIVE
------% MFC GIM1 MONEY MARKET           ------% MFC GIM1 CORE DIVERSIFIED         ------% MFC GIM1 CORE
        (NOT AVAILABLE FOR GIFL SELECT)         GROWTH & INCOME                           FUNDAMENTAL HOLDINGS
------% MFC GIM1 CORE GLOBAL            ------% JHIMS2 FRANKLIN TEMPLETON         ------% MFC GIM1 ULTRA SHORT
        DIVERSIFICATION                         FOUNDING ALLOCATION TRUST                 TERM BOND
                                                (Not available for GILF Select)

-----------
100 % TOTAL

(1) MFC Global Investment Management (U.S.A.) Limited
(2) John Hancock Investment Management Services, LLC

8. OPTIONAL DOLLAR COST AVERAGING - NOT AVAILABLE FOR GIFL SELECT Complete this section if you wish to Dollar Cost Average. Dollar Cost Averaging is an optional program which involves the systematic transfer of specific dollar amounts each month from a Source Fund to one or more variable Portfolios. If no start date is indicated below, automatic transfers start 30 days after your Certificate's inception and continue until the Source Fund is depleted. If the transfer date is a weekend or holiday, the transfer will occur on the next business day.

Start Date: ------ ------ ------
            (mm dd yyyy)

--------------------------------------------------------------------------------



Source Fund                                                           Destination Fund(S) And % To Allocate  (must equal 100%)
[ ]Money Market Fund  [ ] Other Source Fund                                                                                     %
                                                                      ---------------------------------------------  -----------
                                                                      Fund Name
                                                                                                                                %
                                 -----------------------------        ---------------------------------------------  -----------
                                                                      Fund Name

If Money Market or Other Source Fund elected, indicate                                                                          %
amount to be transferred each month                                   ---------------------------------------------  -----------
                                                                      Fund Name

$                                                                                                                               %
 ---------------------------                                         ---------------------------------------------  -----------
                                                                      Fund Name


--------------------------------------------------------------------------------
9.   REMARKS


--------------------------------------------------------------------------------

10. AUTOMATIC REBALANCING                                                                               ACCEPT             DECLINE
    If marked, the Certificate Value will be automatically rebalanced as                                [ ]                [ ]
    indicated by variable Investment Allocation(s) elected in Section 7 of the                               Owner MUST mark
    application, unless subsequently changed. The initial/single Payment must                               or the default
    be allocated to at least 2 variable Investment Options in order to                                      "DECLINE" will be
    participate in Automatic Rebalancing.                                                                    selected


    If a policyholder elects to participate in Automatic Rebalancing, the total value of the variable Portfolios must be included in the program. Therefore, fund exchanges and subsequent Payments received and applied to Portfolios in percentages different from the current rebalancing allocation will be rebalanced at the next date of rebalancing. AUTOMATIC REBALANCING IS NOT
    AVAILABLE IF YOU ARE PARTICIPATING IN A DOLLAR COST AVERAGING PROGRAM FROM
    A VARIABLE PORTFOLIO. Rebalancing will occur on the 25th of the month (or next business day); please indicate frequency. If no frequency is indicated, then Automatic Rebalancing will occur Quarterly:

    [ ] Quarterly     [ ] Semi-Annually (June & December)   [ ]Annually (December)

11. STATE DISCLOSURES
     Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder's spouse.


12. ACKNOWLEDGMENTS/SIGNATURES
     STATEMENT OF APPLICANT: I/We agree that the Certificate I/we have applied for shall not take effect until the later of: (1) the issuance of the Certificate, or (2) receipt by the Company at its Annuity Service Office of the initial/single Payment required under the Certificate. The information herein is true and complete to the best of my/our knowledge and belief and is correctly recorded. I/We agree to be bound by the representations made in this application and acknowledge the receipt of an effective Prospectus describing the Certificate applied for. The Certificate I/we have applied for is suitable for my/our insurance investment objectives, financial situations, and needs.

[ ] YES    [ ] NO   Does the annuitant or applicant(s) have any existing annuity or insurance policies?

[ ] YES    [ ] NO   Will the purchase of this annuity replace or change any other insurance or annuity?

                    IF YOU ANSWERED "YES" TO EITHER QUESTION, PLEASE COMPLETE BELOW AND ATTACH TRANSFER
                    PAPERWORK AND ANY NECESSARY STATE REPLACEMENT FORMS:

                                                                              [ ] Annuity [ ] Life Insurance
-----------------------------------   -----------------------------------
Issuing Company                       Certificate/Contract Number

                                                                              [ ] Annuity [ ] Life Insurance

-----------------------------------   -----------------------------------
Issuing Company                       Certificate/Contract Number

I/WE UNDERSTAND THAT UNLESS I/WE ELECT OTHERWISE, THE MATURITY DATE WILL BE THE LATER OF THE FIRST OF THE MONTH FOLLOWING THE ANNUITANT'S 90TH BIRTHDAY, OR 10 YEARS FROM THE CERTIFICATE DATE (IRA'S AND CERTAIN QUALIFIED RETIREMENT PLANS MAY REQUIRE DISTRIBUTIONS TO BEGIN BY AGE 70 1/2). ALTERNATE MATURITY DATE

I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS AND UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE CERTIFICATE APPLIED FOR, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

I/WE HAVE READ THE STATEMENT CONTAINED IN THE STATE DISCLOSURES SECTION.

I/WE CERTIFY MY/OUR STATUS AS A CITIZEN OF THE UNITED STATES OF AMERICA OR A RESIDENT ALIEN OF THE UNITED STATES OF AMERICA.

X
---------------------------------------------     ----------------------------------------    ------    ------      ------
Signature of Owner                                City, State                                 Date (mm dd yyyy)

X
---------------------------------------------
Signature of Co-Owner (if any)

X
---------------------------------------------     ----------------------------------------
Signature of Annuitant                            City, State

X
---------------------------------------------
Signature of Co-Annuitant

13. AGENT INFORMATION

A. AGENT CERTIFICATION

[ ] YES   [ ] NO     Does the annuitant or applicant have existing individual life insurance policies, annuity contracts or certificates?

[ ] YES   [ ] NO     Will this Certificate replace or change any existing life insurance or annuity in this or any other company?

B. OPTION (if left blank, option will default to your firm's Selling Agreement)

[ ] Option B      [ ] Option C

C. AGENT INFORMATION


X
-----------------------------------    -----------------------------------     -----------------------------------
Signature of Agent #1                  Printed Name of Agent                   Percentage %

-----------------------------------    -----------------------------------     -----------------------------------
State License ID                       Broker/Dealer Rep Number                Social Security Number

--------------------------------------------------------------------------     -----------------------------------
Broker/Dealer Firm                                                             Agent's Telephone Number

X
-----------------------------------    -----------------------------------     -----------------------------------
Signature of Agent #2                  Printed Name of Agent                   Percentage %

-----------------------------------    -----------------------------------     -----------------------------------
State License ID                       Broker/Dealer Rep Number                Social Security Number

--------------------------------------------------------------------------     -----------------------------------
Broker/Dealer Firm                                                             Agent's Telephone Number

TELEPHONE/ELECTRONIC TRANSACTION AUTHORIZATION*                                                         ACCEPT    DECLINE

AS THE OWNER, I WILL RECEIVE THIS PRIVILEGE AUTOMATICALLY. BY MARKING "ACCEPT," I AM ALSO               [ ]       [ ]
authorizing John Hancock to act on telephone or electronic instructions from any other person who can furnish proper identification. John Hancock will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, John Hancock and its employees will be held harmless for any claim, loss, liability, or expense.

TELEPHONE WITHDRAWAL AUTHORIZATION*                                                                     ACCEPT      DECLINE

I authorize the Company to act on withdrawal instructions given by telephone from myself or any         [ ]         [X]
person who can furnish proper identification.                                                               Owner MUST
                                                                                                            mark or the
If I elect this option, I understand that neither the Company nor any person authorized by the            default will be
Company will be responsible for any claim, loss, liability, or expense in connection with a telephone        selected
withdrawal if the Company or such other person acted on telephone withdrawal instructions in good faith in reliance on this authorization.

----------

*Unless subsequently changed in accordance with the terms of Certificate issued.

APP.VEN.200.10-NY-SO                                                0710:1302220